Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies.
Commitments and Contingencies

9.        Commitments and Contingencies

Rental expenses were approximately $13.2,  $13.6 and $12.5 million for the years ended December 31, 2017,  2016 and 2015, respectively. At December 31, 2017, the Company was committed under various non-cancellable operating leases for its district, corporate and other operating locations with annual rental commitments for each of the years ending December 31, 2018 to 2022 and thereafter of the following:

(in thousands)
2018	$9,501
2019	8,781
2020	7,402
2021	5,487
2022	3,696
Thereafter	3,697
$38,564

The Company, in the ordinary course of business, could be subject to liability claims related to employees and the equipment that it rents and services. Asserted claims are subject to many uncertainties and the outcome of individual matters is not predictable. While the ultimate resolution of these actions may have an impact on the Company’s financial results for a particular reporting period, management believes that any such resolution would not have a material adverse effect on the financial position, results of operations or cash flows of the Company and the chance of a negative outcome on outstanding litigation is considered remote.

In May 2016, the Company entered into an amendment to an agreement with a supplier. Between the original agreement and this amendment, certain end users described in the original agreement have entered into a direct agreement with the supplier or have elected to participate in a group purchasing organization agreement with the supplier. As a result, the supplier agreed to make a payment of $2.75 million to the Company. The Company recorded a net gain of $2.75 million related to this settlement which is reflected as a Gain on settlement in the Consolidated Statements of Operations for the year ended December 31, 2016.

In 2014, a supplier ceased distribution of one of its products in the United States following a request from the FDA. On May 7, 2015, the Company entered into an agreement with the former supplier resolving all matters related to the cessation of our commercial relationships with each other. The Company received $7.5 million in net cash during 2015 after settling all open receivables and payables between the two parties and return of relevant product. The Company recorded a net gain of $5.7 million related to this settlement for the year ended December 31, 2015. The Company recorded additional gain of $0.3 million related to this settlement for the year ended December 31, 2016.

On January 13, 2015, the Company filed suit in the Western District of Texas against Hill-Rom Holdings, Inc., Hill-Rom Company, Inc. and Hill-Rom Services, Inc. (the “Defendants”) alleging that the Defendants violated federal and state antitrust laws by willfully and unlawfully engaging in a pattern of exclusionary and predatory conduct in order to foreclose market competition and seeking actual damages, trebled damages and punitive damages.  See Note 21, Subsequent Events, for further update of this litigation.